SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                 December 28, 1998

ADVANTA Mortgage Loan Trust 1998-3

New York                          33-61474-07                   "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
10790 Rancho Bernardo Road
San Diego, CA  92127

(619) 674-1800



Item 5.                         Other Events

Information relating to the distributions to Certificate holders for the November, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-3
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of September 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                         Financial Statements, Exhibits

                Exhibit No.                     Exhibit

                             1. Monthly Report for the November, 1998 Monthly
                                Period relating to the Mortgage Loan Asset-
                                Backed Certificates Series 1998-3, Class A issued by the ADVANTA Mortgage Loan
                                Trust 1998-3.


                                                EXHIBIT INDEX

Exhibit

       1.       Monthly Report for the November, 1998 Monthly
                Period relating to the Mortgage Loan Asset-Backed
                Certificates, Series 1998-3, Class A issued by the ADVANTA Mortgage Loan Trust 1998-3.





                                                SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-3

BY:             ADVANTA Mortgage Corp., USA




BY:             /s/ William P. Garland
                William P. Garland
                Senior Vice President
                Loan Service Administration



December 31, 1998

                                                EXHIBIT 1


                ADVANTA Mortgage Loan Trust 1998-3

                           Statement to Certificateholders

                Original        Prior
                Face            Principal
Class           Value           Balance         Interest        Principal      Total
A-1                 500,000,000.    493,140,648.        2,420,70      5,793,260        8,213,964.30
A-2                 500,000,000.    492,103,248.        2,447,18      5,725,439        8,172,627.59
RS                                                                                                     -

Totals            1,000,000,000.    985,243,897.        4,867,89    11,518,699.      16,386,591.89

                                                Current         Pass-Through
                Realized        Deferred        Principal       Rates
Class           Losses          Interest        Balance         Current        Next
A-1                                                 487,347,388.      5.355000%       5.917500%
A-2                                                 486,377,809.      5.425000%       5.987500%
RS                                                                    0.000000%       0.000000%

Totals                                              973,725,197.94

                                Prior                                                          Current
                                Principal                                                      Principal
Class           CUSIP           Balance         Interest        Principal      Total           Balance
A-1                00755WGA8          986.281298        4.841408      11.586521       16.427929     974.694777
A-2                00755WGB6          984.206497        4.894377      11.450878       16.345255     972.755619
RS                  AM980103            0.000000        0.000000       0.000000        0.000000       0.000000

Delinquent Loan Information:
                                                                90+ Days       Loans           Loans
                                30-59           60-89           excldg f/c,REO in              in
                                Days            Days            & Bkrptcy      REO             Foreclosure
Group 1         Principal Balanc      12,028,576        4,289,98         480,76                      3,395,259
                % of Pool Balanc        2.42070%        0.86334%       0.09675%        0.00000%       0.68328%
                Number of Loans              132              44              5               0             39
                % of Loans              2.66559%        0.88853%       0.10097%        0.00000%       0.78756%
Group 2         Principal Balanc      11,480,788        3,706,40         960,77                      2,143,523
                % of Pool Balanc        2.33991%        0.75541%       0.19582%        0.00000%       0.43687%
                Number of Loans              215              63             18               0             32
                % of Loans              2.89017%        0.84689%       0.24197%        0.00000%       0.43017%

                                                Loans in Bankrup       Group 1            859,724.40
                                                                       Group 2         1,580,611.91
                                                                                       2,440,336.31

General Mortgage Loan Information:
                                                                    Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                          501,191,088.    494,969,883.   996,160,972.
Prefunding
Principal Reduction                                                   4,285,932        4,318,72      8,604,661
Ending Aggregate Mortgage Loan Balance                             496,905,155.    490,651,154.   987,556,310.

Beginning Aggregate Mortgage Loan Count                                    4990            7503          12493
Ending Aggregate Mortgage Loan Count                                       4952            7439          12391

Current Weighted Average Coupon Rate                                 10.013661%       9.953372%      9.983705%
Next Weighted Average Coupon Rate                                    10.014467%       9.949001%      9.981941%

Mortgage Loan Principal Reduction Information:
                                                                    Group I        Group II         Total
Scheduled Principal                                                      273,30           802,8      1,076,165
Curtailments
Prepayments                                                           3,941,060        3,515,86      7,456,928
Repurchases/Substitutions                                                  71,4                           71,4
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                             4,285,932        4,318,72      8,604,661

Servicer Information:
                                                                    Group I        Group II         Total
Accrued Servicing Fee for the Current Period                             208,82           206,2         415,06
Less: Amounts to Cover Interest Shortfalls                                                   2,            3,0
Less: Delinquent Service Fees                                              34,1            37,8           72,0
Collected Servicing Fees for Current Period:                             174,47           165,4         339,97

Advanced Principal                                                         12,2            44,2           56,5
Advanced Interest                                                        685,60           772,3      1,457,923

                                Other           Subordination
                Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
                Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class           Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                     3,750,41            35,9
A-2                     3,706,51            35,5
RS


Total                   7,456,92            71,5

                     Has a           Senior          Prior       Supplemental       Extra           Extra
                 Trigger Event    Enhancement     Subordinated     Interest       Principal      Principal
                    Occurred       Percentage        Amount         Amount        Dist. Amt.     Distributed
Group I                NO             N/A               8,050,43                       1,507,32      1,507,327
Group II               NO             N/A               2,866,63                       1,406,70      1,406,709

Total                                                 10,917,075                       2,914,03      2,914,037


                    Current          Target
                  Subordinated   Overcollateralization
                     Amount          Amount
Group I             9,557,767.37   26,289,224.05
Group II            4,273,345.35   17,750,000.82

Total              13,831,112.72   44,039,224.87






                                                                Group I        Group II        Total
Insured Payment                                                            0.00            0.00           0.00
Pool Rolling six month delinquency rate                                    N/A             N/A            N/A
Pool Cumulative 12 months loss ratio - average balance                     N/A             N/A            N/A
Pool Cumulative 12 months loss ratio - current balance                    0.00%           0.00%          0.00%
60+ day Delinquent loans (excluding f/c, reo & bankruptcy)         4,770,755.26    4,667,182.89   9,437,938.15
Book Value of REO loans                                                    0.00            0.00           0.00


TOTAL AVAILABLE FUNDS:
                Current Interest Collected:                           6,757,858.17

                Principal Collected:                                  8,476,712.98

                Insurance Proceeds Received:                                          -

                Net Liquidation Proceeds:                                             -

                Delinquency Advances on Mortgage Interest:            1,457,923.88

                Delinquency Advances on Mortgage Principal                 56,520.00

                Substitution Amounts:                                      71,428.76

                Trust Termination Proceeds:                                           -

                Investment Earnings on Certificate Account:                12,366.47

                Capitalized Interest Requirement:                                     -

                Capitalized Interest Fund Earnings                        0.00

                Capitalized Interest Account                              0.00

                Investment Earnings on Pre-Funding Account                 0.00

                Pre-Funding Account:                                                  -

                Sum of the Above Amounts:                                            16,832,810.26

LESS:

                Servicing Fees (including PPIS):                         343,034.92

                Dealer Reserve:                                                       -

                Trustee Fees:                                               5,810.93

                Insurance Premiums:                                        97,372.52

                Reimbursement of Delinquency Advances/Servicing                       -

                Total Reductions to Available Funds Amount:                               446,218.37

                Total Available Funds:                                                             16,386,591.